UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2017

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2017, Heidrick & Struggles (UK) Limited, a wholly owned indirect subsidiary of Heidrick & Struggles International, Inc., entered into final definitive agreements (an “Employment Agreement” and a “Business Protection Agreement”) with Colin Price with respect to his position as Executive Vice President and Managing Partner – Leadership Consulting for Heidrick & Struggles International, Inc. (“Heidrick & Struggles” or the “Company”). Mr. Price joined the Company in October 2015 upon the Company’s acquisition of CoCompany Limited.

The Employment Agreement and Business Protection Agreement are effective as of December 31, 2016 and covers the period from January 1, 2016. The Employment Agreement provides for an annual base salary of £350,000 per annum, participation in the Company’s Management Incentive Plan (“MIP”) at the Tier I level, a target bonus opportunity equal to 150% of base salary and participation in both the Company’s Change in Control Severance Plan (“CIC Plan”) and Severance Pay Plan (“Severance Plan”) at the Tier I level. Mr. Price may also participate in the Company’s annual long-term incentive programs as in place from time to time, which currently consist of the issuance of long-term incentive awards in the form of a combination of both Performance Stock Units (“PSUs”) and Restricted Stock Units (“RSUs”).

Mr. Price is also entitled to participate in the Company’s benefit plans at the same level as other executives. Full descriptions of the Company’s benefit and compensation plans are contained in the Company’s proxy statement, which was filed with the Securities and Exchange Commission on April 22, 2016 and is incorporated herein by reference.

The Business Protection Agreement contains customary post-employment restrictions.

A copy of the Employment Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. A copy of the Business Protection Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The foregoing description of the terms of the Employment Agreement and Business Protection Agreement are qualified in their entirety by reference to the full text of the Employment Agreement and the Business Protection Agreement.

Item 9.01    Financial Statement and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished as part of this Report on Form 8-K:

99.1    Employment Agreement by and between Heidrick & Struggles (UK) Limited and Mr. Colin Price dated January 18, 2017.

99.2    Business Protection Agreement by and between Heidrick & Struggles (UK) Limited and Mr. Colin Price dated January 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Heidrick & Struggles International, Inc. (Registrant)

/s/ Stephen W. Beard
General Counsel, Chief Administrative Officer, and Secretary

Date: January 19, 2017